UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 16, 2008
WELLS FARGO & COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2979 (Commission File Number)	No. 41-0449260 (I.R.S. Employer Identification No.)
420 Montgomery Street, San Francisco, California 94163
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 1-866-249-3302
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 16, 2008, Wells Fargo & Company issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2007. The text of the press release is included as Exhibit 99 to this report. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934. The Company will include complete financial statements and additional analyses for the year ended December 31, 2007, as part of its Form 10-K covering that period.
Item 9.01 Financial Statements and Exhibits
(d)  Exhibits
99	Press release dated January 16, 2008, deemed “filed” under the Securities Exchange Act of 1934
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2008	WELLS FARGO & COMPANY
	By:	/s/ RICHARD D. LEVY
Richard D. Levy
Executive Vice President and Controller